UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2023
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series G	ALL PR G	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ____

Section 8 – Other Events

Item 8.01. Other Events.

On February 17, 2023, The Allstate Corporation (the “Registrant”) issued a press release announcing that it had called for redemption all 23,000 shares of its Fixed Rate Noncumulative Perpetual Preferred Stock, Series G, par value $1.00 per share and liquidation preference $25,000 per share (the “Series G Preferred Stock”), and the corresponding depositary shares (the “Series G Depositary Shares”), each representing a 1/1,000th interest in a share of the Series G Preferred Stock, on April 17, 2023 (the “Redemption Date”). The Series G Depositary Shares are currently traded on the New York Stock Exchange under the symbol “ALL PR G” (CUSIP No. 020002127).

The Series G Depositary Shares will be redeemed for a redemption price equal to $25.00 per Depositary Share (equivalent to $25,000 per share of Series G Preferred Stock) (the “Redemption Payment”) for a total Redemption Payment of $575,000,000. From and after the Redemption Date, all dividends will cease to accrue on the redeemed Preferred Stock.

On April 17, 2023, a dividend of $0.3515625 per Series G Depositary Share shall be paid in cash to the record holders at the close of business on March 31, 2023. All Depositary Shares are held in book-entry form through The Depository Trust Company.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99	The Registrant’s Press Release dated February 17, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

		By:	/s/ Daniel G. Gordon
		Name:	Daniel G. Gordon
		Title:	Vice President, Assistant General
Counsel and Assistant Secretary

Date:	February 17, 2023

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